Offerings - Offering: 1	May 07, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 23,492,343.81
Amount of Registration Fee	$ 3,244.29
Offering Note	(1) The transaction value is calculated as the aggregate maximum purchase price for Shares that could be purchased, based upon the net asset value of the Trust as of March 31, 2026. The fee of $3,244.29 was paid in connection with the filing of the Schedule TO-I by BlackRock Private Investments Fund (File No. 005-94022) on April 30, 2026 (the "Schedule TO"). This Amendment No. 1 to the Schedule TO is being filed to amend and supplement certain information contained in the Schedule TO and to file additional exhibits to the Schedule TO. (2) Calculated at $138.10 per $1,000,000 of the Transaction Value.